SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 20, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      333-91561               41-1955181
__________________________           __________             _____________
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



           8400 Normandale Lake Blvd., Suite 600 Minneapolis, MN 55437
           ___________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (612) 832-7000
       _________________________________________________________________

          (Former name or former address, if changed since last report)
                         Exhibit Index located on Page 4

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Item 7.    Financial Statements and Exhibits.

Information and Exhibits.

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                Description

         25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                 Exhibit 25).


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RESIDENTIAL ASSET MORTGAGE
                                  PRODUCTS, INC.



                               By:  /s/ Patricia C. Taylor
                                   _______________________
                                    Patricia C. Taylor
                                    Vice President


Dated: March 20, 2000


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
Exhibit Index


Exhibit                 Description                              Page
25                      Form T-1 Statement of                     5
                        Eligibility under the Trust
                        Indenture Act of 1939, as
                        amended.  (Certain exhibits to
                        Form T-1 are incorporated by
                        reference to Exhibit 25).


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